  EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of October 7, 2016, between Friendable, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively, the “Purchasers”).
WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement (the “Offering”).
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS
1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:
“Accredited Investor” shall have the meaning ascribed to such term in Section 3.2(c).
“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.
“Action” shall have the meaning ascribed to such term in Section 3.1(j).
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.
“Board of Directors” means the board of directors of the Company.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are required by law or other governmental action to close.
“Buy In” shall have the meaning ascribed to such term in Section 4.1(h).
“Closing” means a closing of the purchase and sale of the Securities pursuant to Section 2.1.
“Closing Date” means the Business Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligation to pay the Subscription Amount at such Closing, and (ii) the Company’s obligations to deliver the Securities to be issued and sold at such Closing, in each case, have been satisfied or waived, but in no event later than the third Business Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.
“Common Stock Equivalents” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Company Counsel” means, Lucosky Brookman LLP, 101 Wood Avenue South, Woodbridge, NJ 08830, Attn: Steven A. Lipstein, Esq., fax: (732) 395-4401.
“Conversion Price” shall have the meaning ascribed to such term in the Notes.
“Disclosure Schedules” means the schedules and exhibits of the Company delivered concurrently herewith.
“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(oo).
 “Escrow Agent” means G&M.
“Escrow Agreement” means the escrow agreement to be employed in connection with the sale of the Securities, a copy of which is annexed hereto as Exhibit C.
“Equity Line of Credit” shall have the meaning ascribed to such term in Section 4.13.
“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exempt Issuance” means the issuance of (a) shares of Common Stock and options to officers, directors, or employees of the Company after the Closing Date up to the amounts and on the terms set forth on Schedule 3.1(g) consistent with past practices pursuant to the Stock Option Plans, (b) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities and any term thereof have not been amended since the date of this Agreement to increase the number of such securities or to decrease the issue price, exercise price, exchange price or conversion price of such securities and which securities and the principal terms thereof are set forth on Schedule 3.1(g), and described in the SEC Reports, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall be intended to provide to the Company substantial additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) as set forth on Schedule 3.1(g), and (e) securities issued or issuable to the Purchasers and their assigns pursuant to this Agreement, the Notes or the Warrants and other Transaction Documents including without limitation, Section 4.17 and Section 4.23 herein, or upon exercise, conversion or exchange of any such securities.

“Exercise Price” shall have the meaning ascribed to such term in the Warrants.
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.
“FDA” shall have the meaning ascribed to such term in Section 3.1(nn).

“Form 8-K” shall have the meaning ascribed to such term in Section 4.6.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“G&M” shall mean Grushko & Mittman, P.C., with offices located at 515 Rockaway Avenue, Valley Stream, New York 11581, Fax: 212-697-3575.
“Hang With Agreements” shall mean: (i) the Series A Convertible Participating Preferred Stock Purchase Agreement; (ii) the Software License Agreement; and (iii) all of the schedules, exhibits and agreements delivered in connection with the foregoing.
“Hang With Transaction” shall mean the investment by the Company in Hang With, Inc. pursuant to the unamended terms as set forth on (i) the Term Sheet annexed hereto as Exhibit G, and (ii) the Hang With Agreements annexed hereto as Exhibit H.
“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(z).
“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).
“Investor Questionnaire” means the form of Accredited Investor Questionnaire annexed hereto as Exhibit E.
“Issuer Covered Person” shall have the meaning ascribed to such term in Section 3.1(oo).
“Legal Opinion” shall have the meaning ascribed to such term in Section 2.2(a)(ii).
“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(d).
“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
“Listing Default” shall have the meaning ascribed to such term in Section 4.11(c).
“Majority in Interest” shall have the meaning ascribed to such term in Section 5.5.
“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).
“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.
“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(gg).
“Notes” means the convertible notes issuable pursuant to this Agreement, in the form of Exhibit A hereto.
“OFAC” shall have the meaning ascribed to such term in Section 3.1(ii).
“Participation Maximum” shall have the meaning ascribed to such term in Section 4.17(a).
“Permitted Indebtedness” means (a) any liabilities for borrowed money or amounts owed not in excess of $100,000 in the aggregate (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto) not affecting more than $100,000 in the aggregate, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments not in excess of $100,000 due under leases required to be capitalized in accordance with GAAP.
“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Liens, and (c) Liens in connection with Permitted Indebtedness under clauses (a), and (b) thereunder, and Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Pre-Notice” shall have the meaning ascribed to such term in Section 4.17(b).
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Pro-Rata Portion” shall have the meaning ascribed to such term in Section 4.17(e).
“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.3(b).
“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.
“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).
“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all Warrants or conversion in full of all Notes, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted Notes will be held until the third anniversary of the issue date of such Notes.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Notes, the Warrants, and the Underlying Shares.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Short Sales” means “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis) whether such transactions are made through U.S. or non-U.S. broker dealers or foreign regulated brokers.
“Stock Option Plans” means the Company’s 2011 Stock Option Plan and the Company’s 2014 Equity Incentive Plan, copies of which are included in the SEC Reports.
“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Notes and Warrants purchased hereunder at the Closing as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.
“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.17(a).
“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.17(b).
“Subsidiary” means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company.

“Termination Date” shall have the meaning ascribed to such term in Section 2.1.
“Trading Day” means a day on which the principal Trading Market is open for trading for three or more hours.
“Trading Market” means the first listed of any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing).
“Transaction Documents” means this Agreement, the Notes, the Warrants, the Escrow Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.
“Transfer Agent” means Nevada Agency and Transfer, 50 West Liberty Street, Suite 880, Reno, NV 89501, and any successor transfer agent of the Company.
“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Notes and upon exercise of the Warrants and issued and issuable in lieu of the cash payment of interest on the Notes in accordance with the terms of the Notes, and any other shares of Common Stock issued or issuable to a Purchaser in connection with or pursuant to the Securities or Transaction Documents.
“Unlegended Shares” shall have the meaning ascribed to such term in Section 4.1(d).
“Variable Priced Equity Linked Instruments” shall have the meaning ascribed to such term in Section 4.13.
“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.13.
“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the Common Stock is not then listed or quoted for trading on a Trading Market but is then reported on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the volume weighted average price of the Common Stock on the first such facility (or a similar organization or agency succeeding to its functions of reporting prices), or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by a Majority in Interest and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.
“Warrants” means the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof in the form of Exhibit B attached hereto.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE
2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of up to $1,615,000 principal amount of Notes and Warrants as determined pursuant to Section 2.2(a) and set forth on Schedule 2.1 (each such purchase and sale being a “Closing”). Each Purchaser shall deliver to the Company such Purchaser’s Subscription Amount, and the Company shall deliver to each Purchaser its respective Note and Warrants, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, subsequent Closings shall occur at the offices of G&M or such other location as the parties shall mutually agree on the third day of each month following the initial Closing but in no event later than the last Business Day of each month following the initial Closing, unless mutually extended by the parties. Notwithstanding anything herein to the contrary, the initial Closing must take place on or before October 7, 2016. The Closing Date for the final Closing shall be as of the date the aggregate Subscription Amount of $1,615,000 has been released from escrow to or for the benefit of the Company (the “Termination Date”). With respect to any Closing not held on or before the Termination Date, the Company shall cause all subscription documents and funds, if any, to be returned, without interest or deduction to each prospective Purchaser. Notwithstanding of the date of any Closing subsequent to the initial Closing, all time effective clauses in the Transaction Documents shall commence on the initial Closing Date and Transaction Documents will be deemed modified Mutatis Mutandum in connection with such subsequent Closings, if any, that take place after the initial Closing. The Maturity Date of the Notes issued at all Closings subsequent to the initial Closing shall be the same as the Maturity Date of the Notes issued at the initial Closing. The exercise period of the Warrants issued at each of the Closings subsequent to the initial Closing will commence on the date of each respective subsequent Closings.
NO MINIMUM NUMBER OF SHARES AND WARRANTS MUST BE SOLD IN ORDER FOR THE COMPANY TO ACCEPT ANY SUBSCRIPTIONS, AND ALL NET PROCEEDS OF THE OFFERING WILL BE IMMEDIATELY AVAILABLE FOR COMPANY PURPOSES.
2.2 Deliveries.
(a) On or prior to each Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:
(i) this Agreement duly executed by the Company with the schedules and exhibits thereto current as of each such Closing Date;
(ii) a legal opinion of Company Counsel, substantially in the form of Exhibit D attached hereto;
(iii) a Note with a principal amount equal to each Purchaser’s Subscription Amount registered in the name of such Purchaser;
(iv) Warrants registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 100% of such Purchaser’s Subscription Amount divided by the Conversion Price in effect on such Closing Date, having a per share Exercise Price as set forth therein, subject to adjustment as provided herein and therein;

(v) the Escrow Agreement duly executed by the Company and Escrow Agent with instructions by the Company to the Escrow Agent to deliver funds in the amounts described on Schedule 4.9 directly to Hang With, Inc.;

(vi) a certificate of the Principal Executive Officer and Chief Executive Officer (each as defined in the Exchange Act) of the Company, dated as of each Closing Date, in which such officers shall certify that the conditions set forth in Section 2.3(b) have been fulfilled, and in connection with subsequent Closings following the initial Closing, ratifying the terms of this Agreement as an additional Closing under this Agreement and under the Transaction Documents; and

(vii) Secretary’s certificate containing (i) copies of the text of the resolutions by which the corporate action on the part of the Company necessary to approve this Agreement and the other Transaction Documents and the transactions and actions contemplated hereby and thereby, which shall be accompanied by a certificate of the corporate secretary or assistant corporate secretary of Company dated as of the Closing Date certifying to the Purchasers that such resolutions were duly adopted and have not been amended or rescinded, (ii) an incumbency certificate dated as of the Closing Date executed on behalf of Company by its corporate secretary or one of its assistant corporate secretaries certifying the office of each officer of Company executing this Agreement, or any other agreement, certificate or other instrument executed pursuant hereto, and (iii) copies of (A) the Company’s Certificate of Incorporation and bylaws in effect on the Closing Date, and (B) the certificate evidencing the good standing of Company as of a day within five (5) Business Days prior to the Closing Date.
(b) On or prior to each Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:
(i) this Agreement and the Escrow Agreement each duly executed by such Purchaser;
(ii) such Purchaser’s Subscription Amount by wire transfer or as otherwise permitted under the Escrow Agreement, to the Escrow Agent; and
(iii) Accredited Investor Questionnaire duly executed by each Purchaser.
(c)           Anything to the contrary herein notwithstanding, any Purchaser may elect to bypass the escrow arrangement described herein and arrange for its Closing directly with the Company without employing the Escrow Agent as an intermediary.

2.3 Closing Conditions.
(a) The obligations of the Company hereunder to effect a Closing are subject to the following conditions being met:
(i) the accuracy in all material respects (determined without regard to any materiality, Material Adverse Effect or other similar qualifiers therein) on the date of this Agreement and as of each Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;
(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement; and
(iv) the Escrow Agent shall have received executed signature pages to this Agreement and the Escrow Agreement from at least one Purchaser showing an agreement to purchase a Note and Warrants hereunder and the Escrow Agent shall have received the corresponding Subscription Amount from such Purchaser, in cash.
(b) The respective obligations of a Purchaser hereunder to effect a Closing, unless waived by such Purchaser, are subject to the following conditions being met:
(i) the accuracy in all material respects (determined without regard to any materiality, Material Adverse Effect or other similar qualifiers therein) on the date of this Agreement and as of each Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);
(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to a Closing Date shall have been performed;
(iii) the Escrow Agent shall have received executed signature pages to this Agreement and aggregate Subscription Amount of $465,000 with respect to the initial Closing and the amounts set forth on Schedule 2.1 with respect to subsequent Closings from at least one Purchaser showing an agreement to purchase a Note and Warrants hereunder and the Escrow Agent shall have received the corresponding Subscription Amount from such Purchaser in cash;
(iv) with regard to the first three Closings only, the Company will have closed or will be closing the Hang With Transaction, subject only, with regard to the initial Closing, to the release of funds in the amount and date set forth on Schedule 4.9 pursuant to the unamended terms contained in the Hang With Agreements, and, with regard to subsequent Closings, to the truthful and accurate agreement of each of the Company and Hang With, Inc. that each party to the Hang With Transaction has complied with the Hang With Agreements and to the release of funds in the amounts and dates set forth on Schedule 4.9 with respect to the second and third closings with Hang With, Inc., each pursuant to the unamended terms contained in the Hang With Agreements;
(v) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;
(vi) there shall have been no Material Adverse Effect with respect to the Company since the date hereof and as of each Closing; and

(vii) from the date hereof to each respective Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.
2.4           Purchaser’s Right To Terminate. Anything in any of the Transaction Documents to the contrary notwithstanding, each Purchaser has the right to demand and receive from the Escrow Agent such Purchaser’s Subscription Amount at any time until a Closing takes place in connection with such Subscription Amount. The Company and each Purchaser acknowledges that the Escrow Agent is acting as agent and representative for the Purchaser with respect to the Purchaser’s Subscription Amount and at no time is or will be holding any funds on behalf of Palladium Capital Advisors LLC nor on behalf of the Company until a Closing. UNDER NO CIRCUMSTANCES WILL THE PURCHASER’S SUBSCRIPTION AMOUNT BE DELIVERED TO OR UNDER THE CONTROL OR AUTHORITY OF ANY PLACEMENT AGENT OR BROKER INCLUDING BUT NOT LIMITED TO PALLADIUM CAPITAL ADVISORS LLC. For the avoidance of doubt, the Company shall not be required to pay the amounts to Hang With listed on Schedule 5.2 until the respective first three Closings occur.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES
3.1 Representations and Warranties of the Company. Except as set forth in the SEC Reports or the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein only to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules. The Company hereby makes the following representations and warranties to each Purchaser:
(a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company and the Company’s ownership interests therein are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.
(b) Organization and Qualification. The Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and each Subsidiary, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration, adjustment, exchange, reset, exercise or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt, equity or other instrument (evidencing Company or Subsidiary equity, debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of clause (iii), such as would not reasonably be expected to result in a Material Adverse Effect.
(e) Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other provincial or foreign or domestic federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, all of which shall have been effectuated prior to the Closing, and (iii) the filing of a Form D with the Commission (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer arising pursuant to applicable securities laws. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.
(g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g) included in the SEC Reports. The Company has not issued any capital stock since its most recently filed periodic report. Except as set forth on Schedule 3.1(g), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed in the SEC Reports or on Schedule 3.1(g), there are no outstanding options, employee or incentive stock option plans, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth on Schedule 3.1(g), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as contemplated by Section 3.1(e), no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. The Company is not a party to any Variable Rate Transaction and as of Closing, there will not be outstanding any Equity Line of Credit nor Variable Priced Equity Linked Instruments.
(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Sections 12(b), 12(g), 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein filed not later than ten (10) days prior to the date hereof, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements included in the SEC Reports may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be in compliance with all its reporting requirements under the Securities Act and Exchange Act.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report or on Schedule 3.1(i): (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate except pursuant to the Stock Option Plans as set forth on Schedule 3.1(i). The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least two Trading Days prior to the date that this representation is made.
(j) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Except as set forth in the SEC Reports, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary, which would reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(l) Compliance. To the Company’s knowledge, neither the Company nor any Subsidiary, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not reasonably be expected to result in a Material Adverse Effect.
(m) Regulatory Permits. The Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports and as actually conducted, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.
(n) Title to Assets. Except as disclosed in the SEC Reports, the Company and each Subsidiary have good and marketable title in fee simple to all real property (if any) owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens, except for Permitted Liens and (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and each Subsidiary and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and each Subsidiary are held by them under valid, subsisting and enforceable leases with which the Company and each Subsidiary are in compliance.

(o) Intellectual Property. All of the Company’s and Subsidiary’s material Intellectual Property Rights are disclosed as required in the SEC Reports.
(i) The term “Intellectual Property Rights” means:
1.
the name of the Company and each Subsidiary, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications of the Company and each Subsidiary (collectively, “Marks'');
2.
all patents and patent applications of the Company and each Subsidiary (collectively, “Patents'');
3.
all copyrights in both published works and unpublished works of the Company and each Subsidiary (collectively, “Copyrights”);
4.
all rights in mask works of the Company and each Subsidiary (collectively, “Rights in Mask Works''); and
5.
all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, “Trade Secrets''); owned, used, or licensed by the Company and each Subsidiary as licensee or licensor.
(ii) Agreements. Except as set forth in the SEC Reports, there are no outstanding and, to Company’s knowledge, no threatened disputes or disagreements with respect to any agreements relating to any Intellectual Property Rights to which the Company is a party or by which the Company is bound.
(iii) Know-How Necessary for the Business. Except as set forth in the SEC Reports, the Intellectual Property Rights are all those necessary for the operation of the Company’s and Subsidiaries’ businesses as currently conducted or as represented to the Purchaser to be conducted. Each of the Company and each Subsidiary is the owner of all right, title, and interest in and to each of their respective Intellectual Property Rights, free and clear of all Liens, and adverse claims, and has the right to use all of the Intellectual Property Rights. To the Company’s knowledge, no employee of the Company or any Subsidiary has entered into any contract that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than the Company or a Subsidiary.
(iv) Patents. Except as set forth in the SEC Reports, the Company and each Subsidiary is the owner of all right, title and interest in and to each of the Patents, free and clear of all Liens and adverse claims. All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. Except as set forth in the SEC Reports, to the Company’s knowledge: (1) there is no potentially interfering patent or patent application of any third party, and (2) no Patent is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the products manufactured and sold, nor any process or know-how used, by the Company or any Subsidiary infringes or is alleged to infringe any patent or other proprietary right of any other Person.

(v) Trademarks. The Company and each Subsidiary is the owner of all right, title, and interest in and to each of the Marks, free and clear of all Liens and adverse claims. All Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Mark has been or is now involved in any opposition, invalidation, or cancellation and, to the Company’s knowledge, no such action is threatened with respect to any of the Marks. To the Company’s knowledge: (1) there is no potentially interfering trademark or trademark application of any third party, and (2) no Mark is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the Marks used by the Company and each Subsidiary infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.
(vi) Copyrights. The Company and each Subsidiary is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all Liens and adverse claims. All the Copyrights have been registered and are currently in compliance with formal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. To the Company’s knowledge, no Copyright is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.
(vii) Trade Secrets. With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual. The Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. The Company and each Subsidiary has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and, to the Company’s knowledge, have not been used, divulged, or appropriated either for the benefit of any Person (other the Company and each Subsidiary) or to the detriment of the Company and each Subsidiary. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.
(p) Insurance. The Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and each Subsidiary are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $50,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company or any Subsidiary, and (iii) other employee benefits, including stock option agreements under the Stock Option Plans or any other plan of the Company except as disclosed on Schedule 3.1(g).
(r) Sarbanes-Oxley; Internal Accounting Controls. The Company and each Subsidiary are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and each Subsidiary have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and each Subsidiary and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and each Subsidiary as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.
(s) Certain Fees. Except as set forth on Schedule 3.1(s), no brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(s) that may be due in connection with the transactions contemplated by the Transaction Documents.

(t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.
(u) Registration Rights. Except as set forth and described on Schedule 3.1(u), no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary, except for the Purchasers.
(v) Reporting Company/Shell Company. The Company is a publicly-held company subject to reporting obligations pursuant to Sections 12(g), 13 and 15(d) of the Exchange Act. Pursuant to the provisions of the Exchange Act, the Company has timely filed all reports and other materials required to be filed by the Company thereunder with the SEC during the twelve months preceding the date of this Agreement. The Company has no reason to believe that it will not in the year following the Closing continue to be in compliance with all listing and reporting requirements applicable to the Company as of each of the Closing Dates and thereafter. As of the date of this Agreement and the Closing Date, the Company is not a “shell company” nor a former “shell company” (as defined in Rule 405 of the Securities Act).
(w) Application of Takeover Protections. The Company and the Board of Directors has taken all necessary action in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.
(x) Disclosure. Except with respect to the material terms and conditions of the Offering as set forth in the Transaction Documents together with the exhibits and schedules thereto, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, when taken together as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y) No Integrated Offering. Except as set forth on Schedule 3.1(y), assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of: (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.
(z) Solvency. Based on the consolidated financial condition of the Company and Subsidiaries as of each Closing Date, and the Company’s good faith estimate of the fair market value of its assets, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports discloses, as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $100,000 in the aggregate (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.
(aa) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(bb) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.
(cc) Accountants and Lawyers. The Company’s accounting firm is set forth on Schedule 3.1(cc) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2016. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and such accountants.
(dd) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.
(ee) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.16 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents. The Company acknowledges that anything to the contrary in the Transaction Documents notwithstanding, Purchaser may sell long any Underlying Shares it anticipates receiving after conversion of any part of a Note or exercise of a Warrant.

(ff) Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.
(gg) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.
(hh) Stock Option Plans. Each stock option and similar security granted by the Company was granted (i) in accordance with the terms of such any applicable stock option plans and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under any stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.
(ii) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).
(jj) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.
(kk) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other Accredited Investors.
(ll) Indebtedness and Seniority. As of the date hereof, all Indebtedness and Liens of the Company and the principal terms thereof are set forth in the SEC Reports. Except as set forth on Schedule 3.1(ll), as of the Closing Date, no Indebtedness or other equity of the Company is or will be pari passu or senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(mm) Listing and Maintenance Requirements. The Common Stock is listed on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol FDBL. Except as disclosed in the Reports, the Company has not, in the twenty-four (24) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.
(nn) FDA. The Company has no applications pending before the jurisdiction of the U.S. Food and Drug Administration (“FDA”).
(oo) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.
(pp) Hang With Transaction Representations and Warranties. All of the Company’s representations and warranties contained in the Hang With Transaction documents are incorporated by reference herein for the benefit of the Purchasers.
(qq) Other Covered Persons. Except as set forth on Schedule 3.1(s) or to attorneys for legal services, the Company is not aware of any person that has been or will be paid (directly or indirectly) remuneration in connection with the sale of any Regulation D Securities pursuant to this Agreement.
(rr) No Outstanding Variable Priced Equity Linked Instruments. As of the Closing Date and for so long as Notes or Warrants are outstanding, the Company will not have outstanding nor issuable any Variable Priced Equity Linked Instruments, nor any debt or equity with anti-dilution, ratchet or reset rights, except as set forth and described on Schedule 3.1(rr).
(ss)           Securities may be purchased by Affiliates of the Company or other parties with a financial interest in the Offering. Purchaser acknowledges that Securities may be purchased by Affiliates of the Company or by other persons who will receive fees or other compensation or gain which is dependent upon the success of the Offering. Such purchases may be made at any time, and will be counted in determining whether the level of purchases has been met for a Closing of the Offering. Purchasers acknowledges that the sale of Securities to any Person does not indicate that such sales have been made to Purchasers who have no financial or other interest in the Offering, or who otherwise are exercising independent investment discretion.
(tt)           Survival. The foregoing representations and warranties shall survive the Closing.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):
(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
(b) Understandings or Arrangements. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to any registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.
(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts any Notes it will be either: (i) an Accredited Investor as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Purchaser has the authority and is duly and legally qualified to purchase and own the Securities. Such Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Such Purchaser has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit E (the “Investor Questionnaire”). The information set forth on the signature pages hereto and the Investor Questionnaire regarding such Purchaser is true and complete in all respects. Except as disclosed in the Investor Questionnaire, such Purchaser has had no position, office or other material relationship within the past three years with the Company or Persons (as defined below) known to such Purchaser to be affiliates of the Company, and is not a member of the Financial Industry Regulatory Authority or an “associated person” (as such term is defined under the FINRA Membership and Registration Rules Section 1011).

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
(e) Information on Company. Such Purchaser has been furnished with or has had access to the SEC Reports. Purchasers are not deemed to have any knowledge of any information not included in the SEC Reports unless such information is delivered in the manner described in the next sentence.  In addition, such Purchaser may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Purchaser has requested, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Purchaser deems material in deciding on the advisability of investing in the Securities.  Such Purchaser was afforded (i) the opportunity to ask such questions as such Purchaser deemed necessary of, and to receive answers from, representatives of the Company concerning the merits and risks of acquiring the Securities; (ii) the right of access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable such Purchaser to evaluate the Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Securities.
(f) Compliance with Securities Act; Reliance on Exemptions. Such Purchaser understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Such Purchaser understands and agrees that the Securities are being offered and sold to such Purchaser in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.
(g) Communication of Offer. Such Purchaser is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.
(h) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering.

(i) No Conflicts. The execution, delivery and performance of this Agreement and performance under the other Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of such Purchaser’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which such Purchaser is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or perform under the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.
(j)           Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a written term sheet from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereby and ending immediately prior to the execution hereof.
(k)           The sale of Securities does not indicate Purchaser’s investment decision is shared by other unaffiliated Purchasers. Because there may be substantial purchases by Affiliates of the Company, or other Persons who will receive fees or other compensation or gain dependent upon the success of the Offering, Purchaser acknowledges that such Purchaser is not placing any reliance on such sales as an indication of the merits of the Offering.

(l)           Survival. The foregoing representations and warranties shall survive the Closing.
The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES
4.1            (a)            Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than: (i) pursuant to an effective registration statement, (ii) pursuant to Rule 144, (iii) a transfer to the Company, (iv) a transfer to an Affiliate of a Purchaser, or (v) in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company, at the Company’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the other Transaction Documents.

(b)           Legend. The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:
[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.
(c)           Pledge. The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an Accredited Investor and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledge or secure Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to a registration rights agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.
(d)           Legend Removal. Certificates evidencing the Underlying Shares shall not contain any legend (“Unlegended Shares”) (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, (iii) if such Underlying Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the effective date of a registration statement if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any Notes are converted or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4.1(d), it will, no later than five Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such fifth Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends (however, the Corporation shall use reasonable best efforts to deliver such shares within three (3) Trading Days). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

(e)           Legend Removal Default. In addition to such Purchaser’s other available remedies, provided the conditions for legend removal set forth in Section 4.1(d) exist, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the higher of the actual purchase price or VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(d), $10 per Trading Day for each Trading Day after the Legend Removal Date (increasing to $20 per Trading Day after the fifth Trading Day) until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.
(f)           DWAC. In lieu of delivering physical certificates representing the Unlegended Shares, upon request of a Purchaser, so long as the certificates therefor do not bear a legend and the Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Purchaser’s prime broker with the Depository Trust Company through its Deposit Withdrawal At Custodian system, provided that the Company’s Common Stock is DTC eligible and the Company’s transfer agent participates in the Deposit Withdrawal at Custodian system. Such delivery must be made on or before the Legend Removal Date.
(g)           Injunction. In the event a Purchaser shall request delivery of Unlegended Shares as described in this Section 4.1 and the Company is required to deliver such Unlegended Shares, the Company may not refuse to deliver Unlegended Shares based on any claim that such Purchaser or anyone associated or affiliated with such Purchaser has not complied with Purchaser’s obligations under the Transaction Documents, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Purchaser in the amount of the greater of (i) 120% of the amount of the aggregate purchase price of the Underlying Shares to be subject to the injunction or temporary restraining order, or (ii) the VWAP of the Common Stock on the trading day before the issue date of the injunction multiplied by the number of Unlegended Shares to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent Purchaser obtains judgment in Purchaser’s favor.

(h)           Buy-In. In addition to any other rights available to Purchaser, if the Company fails to deliver to a Purchaser Unlegended Shares as required pursuant to this Agreement and after the Legend Removal Date the Purchaser, or a broker on the Purchaser’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the shares of Common Stock which the Purchaser was entitled to receive in unlegended form from the Company (a “Buy-In”), then the Company shall promptly pay in cash to the Purchaser (in addition to any remedies available to or elected by the Purchaser) the amount, if any, by which (A) the Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Purchaser purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of Underlying Shares delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Purchaser $1,000, plus interest, if any. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.
(i)           Plan of Distribution. Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.
4.2           Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.
4.3            Furnishing of Information; Public Information.
(a) Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to file all periodic reports with the Commission pursuant to the Exchange Act and maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act after such time as the Company initially becomes subject to such requirements and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and timely file all reports that would be required to be filed by an issuer subject to Section 12(b) or 12(g) of the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b) At any time commencing on the Closing Date and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or impairment of its ability to sell the Securities, an amount in cash equal to 2.0% of the aggregate principal amount of Notes and accrued interest thereon, and aggregate Exercise Price of Warrant Shares held by such Purchaser on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchasers to transfer the Underlying Shares pursuant to Rule 144. The payments to which a Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.
4.4           Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction or to effectuate such other transaction unless shareholder approval is obtained before the earlier of the closing of such subsequent transaction or effectuation of such other transaction.
4.5           Conversion and Exercise Procedures. Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Notes set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Notes. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Notes. The Company shall honor exercises of the Warrants and conversions of the Notes and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.
4.6           Securities Laws Disclosure; Publicity. The Company shall on or before the fourth Trading Day following the Closing Date, file a Current Report on Form 8-K including the Transaction Documents and all of the documents in connection with the Hang With Transaction as exhibits thereto with the Commission (“Form 8-K”). A form of the Form 8-K is annexed hereto as Exhibit F. Such Exhibit F will be identical to the Form 8-K which will be filed with the Commission except for the omission of signatures thereto by the Company. From and after the filing of the Form 8-K, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any Subsidiary, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents including but not limited to all of the terms of the Hang With Transaction. The Company and each Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market unless the name of such Purchaser is already included in the body of the Transaction Documents, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b). The Company may file a Form 10-Q in lieu of the Form 8-K provided such filing contains the content required to be included in the Form 8-K and the Form 10-Q is filed not later than the Trading Day after the Closing Date.

4.7           Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.
4.8           Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.
4.9           Use of Proceeds. Of the scheduled Closings listed on Schedule 2.1, a portion of the gross proceeds of each Closing will be used by the Company for its purchase of the Series A Convertible Participating Preferred Stock of Hang With, Inc. for an aggregate purchase price of up to $750,000 as set forth on Schedule 4.9. The Company will use the net proceeds of the Closings following an aggregate of $750,000 of payments to Hang With (up to $865,000 in the aggregate) for working capital purposes. For the avoidance of doubt, if any of the Closings by the Purchasers is for a lesser amount than the Closing amount detailed on Schedule 2.1, the purchase of the Series A Convertible Participating Preferred Stock of Hang With, Inc. shall be pro rata as to the amount of the Closing.
4.10           Indemnification of Purchasers. Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of its material representations, warranties or covenants under the Transaction Documents. The indemnification required by this Section 4.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.11           Reservation and Listing of Securities.
(a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents, but not less than the Required Minimum.
(b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 60th day after such date.
(c) The Company shall prior to the Closing, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. The Company will take all action necessary to continue the listing or quotation and trading of its Common Stock on a Trading Market until the later of (i) at least six (6) years after the Closing Date, and (ii) for so long as the Notes or Warrants are outstanding, and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. In the event the aforedescribed listing is not continuously maintained for six (6) years after the Closing Date and for so long as Notes or Warrants are outstanding (a “Listing Default”), then in addition to any other rights the Purchasers may have hereunder or under applicable law, on the first day of a Listing Default and on each monthly anniversary of each such Listing Default date (if the applicable Listing Default shall not have been cured by such date) until the applicable Listing Default is cured, the Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to 2.0% of the aggregate Subscription Amount of Notes, conversion price of Conversion Shares and purchase price of Warrant Shares held by such Purchaser or which may be acquired upon exercise of Warrants on the day of a Listing Default and on every thirtieth day (pro-rated for periods less than thirty days) thereafter until the date such Listing Default is cured. If the Company fails to pay any liquidated damages pursuant to this Section in a timely manner, the Company will pay interest thereon at a rate of 1.5% per month (pro-rated for partial months) to the Purchaser.

4.12           Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at a Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.
4.13           Subsequent Equity Sales. From the date hereof until the Notes are no longer outstanding, the Company will not, without the consent of a Majority in Interest, enter into any Equity Line of Credit or similar agreement, issue or agree to issue floating or Variable Priced Equity Linked Instruments nor issue or agree to issue any of the foregoing or equity with price reset rights (subject to adjustment for stock splits, distributions, dividends, recapitalizations and the like) (collectively, a “Variable Rate Transaction”). For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and “Variable Priced Equity Linked Instruments” shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock or Common Stock Equivalents or any of the foregoing at a price that can be reduced either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance, or upon the issuance of any debt, equity or Common Stock Equivalent, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions).  For purposes of determining the total consideration for a convertible instrument (including a right to purchase equity of the Company) issued, subject to an original issue or similar discount or which principal amount is directly or indirectly increased after issuance, the consideration will be deemed to be the actual net cash amount received by the Company in consideration of the original issuance of such convertible instrument. For so long as the Notes or Warrants are outstanding, the Company will not, without the consent of a Majority in Interest, issue any Common Stock or Common Stock Equivalents to officers, directors, and employees of the Company unless such issuance is an Exempt Issuance or in the amounts and on the terms set forth on Schedule 4.13. For so long as any Notes and Warrants are outstanding, the Company will not amend the terms of any securities or Common Stock Equivalents or of any agreement outstanding or in effect as of the date of this Agreement pursuant to which same were or may be acquired without the consent of a Majority in Interest, if the result of such amendment would be at an effective price per share of Common Stock less than the higher of the Conversion Price or Warrant Exercise Price in effect at the time of such amendment. Except for Exempt Issuances for so long as the Notes are outstanding, the Company will not issue any Common Stock or Common Stock Equivalents, without the consent of a Majority in Interest. The restrictions and limitations in this Section 4.13 are in addition to and shall apply whether or not a Purchaser exercises its rights pursuant to Section 4.17 and Section 4.23.

4.14           Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration is also offered on a ratable basis to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.
4.15           Capital Changes. Until the one (1) year anniversary of the Closing Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without ten (10) days prior written notice to the Purchasers. In no event will the Company reduce the par value of the Common Stock to an amount less than the lesser of (i) the Per Share Purchase Price, and (ii) the then in effect purchase price of a Warrant Share.
4.16           Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on such Purchaser’s behalf or pursuant to any understanding with such Purchaser will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to a press release or Form 8-K as described in Section 4.6.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to a press release or Form 8-K as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Further, each Purchaser severally and not jointly with the other Purchasers covenants that neither it, nor any of its Affiliates will engage in any Short Sale transactions at any time while it beneficially owns any Securities. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to a press release or Form 8-K as described in Section 4.6, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to a press release or Form 8-K, and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the filing of the Form 8-K.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.17           Participation in Future Financing.
(a) From the date hereof and until the later of (i) eighteen (18) months after the final Closing Date, or (ii) the Notes are no longer outstanding, upon any proposed issuance by the Company or any of its Subsidiaries of Common Stock, Common Stock Equivalents for cash consideration, Indebtedness or a combination thereof, other than (i) a rights offering to all holders of Common Stock (which may include extending such rights offering to holders of Notes), or (ii) an Exempt Issuance (each a “Subsequent Financing”), the Purchasers shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the “Participation Maximum”) pro rata to each other in proportion to their Subscription Amounts on the same terms, conditions and price provided for in the Subsequent Financing, unless the Subsequent Financing is an underwritten public offering, in which case the Company shall notify each Purchaser of such public offering when it is lawful for the Company to do so, but no Purchaser shall be entitled to purchase any particular amount of such public offering without the approval of the lead underwriter of such underwritten public offering.
(b) At least ten (10) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The requesting Purchaser shall be deemed to have acknowledged that the Subsequent Financing Notice may contain material non-public information. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.
(c) Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the tenth (10th) Trading Day after all of the Purchasers have received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of such Purchaser’s participation, and representing and warranting that such Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no such notice from a Purchaser as of such tenth (10th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.
(d) If by 5:30 p.m. (New York City time) on the tenth (10th ) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may affect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice and the Purchasers shall simultaneously affect their portion of such Subsequent Financing as set forth in their notifications to the Company consistent with the terms set forth in the Subsequent Financing Notice.
(e) If by 5:30 p.m. (New York City time) on the fifteenth (15th) Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum.  “Pro Rata Portion” means the ratio of (x) the principal amount of Notes purchased hereunder by a Purchaser participating under this Section 4.17 and (y) the sum of the aggregate principal amounts of Notes purchased hereunder by all Purchasers participating under this Section 4.17.

(f) The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.18, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within sixty (60) Trading Days after the date of the initial Subsequent Financing Notice.
(g) The Company and each Purchaser agree that if any Purchaser elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Purchaser shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder (for avoidance of doubt, the securities purchased in the Subsequent Financing shall not be considered securities purchased hereunder) or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Purchaser.
(h) Notwithstanding anything to the contrary in this Section 4.17 and unless otherwise agreed to by such Purchaser, the Company shall either confirm in writing to such Purchaser that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Purchaser will not be in possession of any material, non-public information, by the seventeenth (17th) Business Day following delivery of the Subsequent Financing Notice. If by such seventeenth (17th) Business Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Purchaser, such transaction shall be deemed to have been abandoned and such Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

4.18           Purchaser’s Exercise Limitations. The Company shall not effect exercise of the rights granted in Sections 4.17 and 4.23 of this Agreement, and a Purchaser shall not have the right to exercise any portion of such rights granted in Sections 4.17 and 4.23 only to the extent that after giving effect to such exercise, the Purchaser, would beneficially own in excess of the Beneficial Ownership Limitation (as defined in the Note), applied in the manner set forth in the Note. In such event the right by Purchaser to benefit from such rights or receive shares in excess of the Beneficial Ownership Limitation shall be held in abeyance until such times as such excess shares shall not exceed the Beneficial Ownership Limitation, provided the Purchaser complies with the Purchaser’s other obligations in connection with the exercise by Purchaser of its rights pursuant to Sections 4.17 and 4.23.
4.19           Maintenance of Property. The Company shall and cause each Subsidiary to keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted.
4.20           Preservation of Corporate Existence. The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business or operations of the Company taken as a whole.
4.21           DTC Program. At all times that Notes or Warrants are outstanding, the Company shall employ as the transfer agent for its Common Stock and Underlying Shares a participant in the Depository Trust Company Automated Securities Transfer Program and cause the Common Stock and Underlying Shares to be transferable pursuant to such program.

4.22           Reimbursement. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder), solely as a result of such Purchaser’s acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

4.23           Most Favored Nation Provision. From the date hereof and for so long as a Purchaser holds any Securities, in the event that the Company issues or sells any Common Stock or Common Stock Equivalents, if a Purchaser then holding outstanding Securities reasonably believes that any of the terms and conditions appurtenant to such issuance or sale are more favorable to such investors than are the terms and conditions granted to the Purchasers hereunder, upon notice to the Company by such Purchaser within five (5) Trading Days after disclosure of such issuance or sale, the Company shall amend the terms of this transaction as to such Purchaser only so as to give such Purchaser the benefit of such more favorable terms or conditions. This Section 4.23 shall not apply with respect to an Exempt Issuance. The Company shall provide each Purchaser with notice of any such issuance or sale not later than ten (10) Trading Days before such issuance or sale.

4.24           Indebtedness. For so long as a majority in original principal amount of the Notes is outstanding, the Company will not incur any Indebtedness other than Permitted Indebtedness, without the consent of the Majority in Interest.

4.25           Further Registration Statements. From the date hereof until twenty-four (24) months after the final Closing Date, the Company will not, without the consent of a Majority in Interest, file with the Commission or with state regulatory authorities any registration statements, shares reserved for outside securities counsel, or amend any already filed registration statement to increase the amount of Common Stock registered therein, or reduce the price of which such company securities are registered therein, until the expiration of the “Exclusion Period,” which shall be defined as the sooner of (i) the date all the Underlying Shares have been registered in an effective registration statement that has been effective for not less than six months, or (ii) until all the Underlying Shares may be resold by the Subscribers pursuant to a registration statement or Rule 144b(l)(i), with regard to volume limitations for a period of not less than six months. The Exclusion Period will be tolled or reinstated, as the case may be, during the pendency of an Event of Default as defined in the Note.

4.26           Notice of Disqualification Events. The Company will notify the Purchasers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person not otherwise disclosed herein or in the SEC Reports.

4.27           Duration of Undertakings. Unless otherwise stated in this Article IV, all of the Company’s undertakings, obligations and responsibilities set forth in Article IV of this Agreement shall remain in effect for so long as any Securities remain outstanding.

4.28           Consent to Offering and Waiver of Rights. Solely in connection with this Offering, Alpha Capital Anstalt and Palladium Capital Advisors LLC each consents to this Offering, waives the prohibitions against the Company contained in Section 4.13 of the Securities Purchase Agreement, the rights and protections granted to each of Alpha Capital Anstalt and Palladium Capital Advisors LLC pursuant to Section 4.21 of the Securities Purchase Agreement, Section 5(e) of the Notes and Section 3 of the Warrants, each dated August 5, 2015, January 27, 2016 and March 8, 2016, respectively, and the rights and protections granted to each of Alpha Capital Anstalt and Palladium Capital Advisors LLC pursuant to Section 5(e) of the Notes as amended pursuant to Allonges and Section 3 of the Warrants each dated May 17, 2016, May 22, 2016, June 3, 2016, June 16, 2016, July 8, 2016, August 14, 2016, August 15, 2016 and September 12, 2016.

4.29           Consummation of Hang With Transaction. The Company undertakes to consummate the Hang With Transaction, the terms of which, including but not limited to those terms set forth on Schedule 4.9, may not be modified or amended without the consent of a Majority in Interest of the Purchasers. The Company further undertakes to enforce all of its rights and to timely comply with its obligations and responsibilities in connection with the Hang With Transaction and as further described on Schedule 4.9.

4.30           Acknowledgement by Company of Purchaser’s Inducement. The Company acknowledges that, as to the first three Closings, the inducement for Purchasers is the timely consummation by the Company of the Hang With Transaction as further set forth on Schedule 4.9.

ARTICLE V.
MISCELLANEOUS
5.1 Termination.  This Agreement may be terminated by any Purchaser only, as to such Purchaser’s obligations hereunder and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice given at any time to the Company and Escrow Agent at any time until such Purchaser’s Subscription Amount has been released from escrow to or for the benefit of the Company or returned to such Purchaser; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties). Until the Escrow Agent actually releases a Purchaser’s Subscription Amount in connection with a Closing, each Purchaser has the absolute right to demand back and receive from the Escrow Agent such Purchaser’s Subscription Amount.
5.2 Fees and Expenses. Of the scheduled Closings listed on Schedule 2.1, a portion of the gross proceeds of each Closing will be used by the Company to pay G&M for the legal fees in connection with G&M’s representation of Alpha Capital Anstalt (and no other Purchasers except pursuant to the Escrow Agreement) in the aggregate amount of $25,000 as set forth on Schedule 5.2. Except as expressly set forth in the Transaction Documents and on Schedule 3.1(s), each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers. The Company shall be responsible for all wire fees incurred by the Escrow Agent for the receipt and disbursement of Subscription Amounts. Such fees may be disbursed by the Escrow Agent from any funds deliverable to or for the benefit of the Company. All of the Purchasers acknowledge that they have been advised to seek the advice of their own attorneys.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
5.4 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, facsimile, or electronic mail, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), or (b) upon receipt, when sent by electronic mail (provided confirmation of transmission is electronically generated and keep on file by the sending party), or (c) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to Borrower, to: Friendable, Inc., 125 East Campbell Avenue, 2nd Floor, Campbell CA 95008, Attn: Robert Rositano, CEO, fax: (408) 547-0110, email: robert@friendable.com, with a copy by fax or email only to: Lucosky Brookman LLP, 101 Wood Avenue South, Woodbridge, NJ 08830, Attn: Steven A. Lipstein, Esq., fax: (732) 395-4401, email: slipstein@lucbro.com, and (ii) if to the Holder, to: the address and fax number indicated on the front page of this Note, with an additional copy by fax only to (which shall not constitute notice): Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, fax: (212) 697-3575, email: counslers@aol.com.
5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority in interest of the Securities then outstanding (the “Majority in Interest”), or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Whenever the term “consent of the Purchasers” or a similar term is employed herein, it shall mean the consent of a Majority in Interest. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.
5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Following a Closing, any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.
5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.
5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may, at any time prior to the Company’s performance of such obligations, rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of a Note or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to such Purchaser of the aggregate Exercise Price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).
5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.
5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
5.17 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the Closing Date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election.

5.18 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through G&M. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.
5.19 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.
5.20 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
5.21 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.
5.22 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.23 Equitable Adjustment. Trading volume amounts, price/volume amounts, the amount of Warrants, the amount of shares of Common Stock identified in this Agreement, Conversion Price, Exercise Price, Underlying Shares and similar figures in the Transaction Documents shall be equitably adjusted (but without duplication) to offset the effect of stock splits, similar events and as otherwise described in this Agreement, Note and Warrants.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
FRIENDABLE, INC.	Address for Notice: 125 East Campbell Avenue Campbell, CA 95008 Fax: (408) 547-0110
By: /s/Robert Rositano__________________________________________ Name: Robert A. Rositano, Jr. Title: Chief Executive Officer
With a copy to (which shall not constitute notice): Lucosky Brookman LLP 101 Wood Avenue South Woodbridge, NJ 08830 Attn: Steven A. Lipstein, Esq. Fax: (732) 395-4401

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO FRIENDABLE, INC.
SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

State of Residence of Purchaser: _________________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: US$________________

Note principal amount: ___________________

Warrants: ___________________

EIN Number, if applicable, will be provided under separate cover: ________________________

Date: ___________________________

[SIGNATURE PAGES CONTINUE]

EXHIBITS AND SCHEDULES

Exhibit A	Form of Note
Exhibit B	Form of Warrant
Exhibit C	Escrow Agreement
Exhibit D	Form of Legal Opinion
Exhibit E	Form of Investor Questionnaire and
Rule 506 Bad Actor Disqualification Questionnaire
Exhibit F	Form of Form 8-K
Exhibit G	Term Sheet in connection with Hang With Transaction
Exhibit H	Hang With Agreements

Schedule 2.1
Schedule 2.2(a)(vii)
Schedule 3.1(a)
Schedule 3.1(g)
Schedule 3.1(i)
Schedule 3.1(s)
Schedule 3.1(u)
Schedule 3.1(y)
Schedule 3.1(z)
Schedule 3.1(cc)
Schedule 3.1(ll)
Schedule 3.1(rr)
Schedule 4.9
Schedule 4.13
Schedule 5.2

Exhibits and Schedules Index

FRIENDABLE, INC. DISCLOSURE SCHEDULES

These Disclosure Schedule are made and given pursuant to Section 3.1 of the Securities Purchase Agreement, dated as of September 30, 2016 (the “Agreement”), between Friendable, Inc., a Nevada corporation (the “Company”) and the Purchasers listed thereto. All capitalized terms used but not defined herein shall have the meanings as defined in the Agreement, unless otherwise provided. The section numbers below correspond to the section numbers of the representations and warranties in the Agreement.

Nothing in this Disclosure Schedule is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant. Inclusion of any item in this Disclosure Schedule (1) does not represent a determination that such item is material or establish a standard of materiality, (2) does not represent a determination that such item did not arise in the ordinary course of business, (3) does not represent a determination that the transactions contemplated by the Agreement require the consent of third parties, and (4) shall not constitute, or deemed to be, an admission to any third party concerning such item. This Disclosure Schedule may include brief descriptions or summaries of certain agreements and instruments, copies of which are available upon reasonable request.

SCHEDULE 2.1

$1,615,000 to be funded as follows:

$465,000.00 on the initial Closing Date

$375,000.00 on November 3, 2016

$375,000.00 on December 5, 2016

$375,000.00 on January 4, 2017

Schedule 2.1

SCHEDULE 2.2(a)(vii)

Schedule 2.2(a)(viii)

SCHEDULE 3.1(a)

iHoopkup Social, Inc., a Delaware corporation, is a wholly owned subsidiary of the Company.

Schedule 3.1(a)

SCHEDULE 3.1(g)

See attached.

Schedule 3.1(g)

Schedule 3.1(g)
Capitalization

As of September 29, 2016 the Company's capitalization is as follows:

Common Stock

Total:	775,541,236

Preferred Stock 1
Copper Creek	15,581
Robert Rositano Jr	2,256
Dean Rositano	2,256
Checkmate Mobile, Inc.	503
Frank Garcia	750
Integrity	275
Olvia Santiago	150
Total:	21,771	b)

Warrants to purchase common stock
Coventry Enterprises	51,000,000	a), 2
Alpha Capital	500,205,128	4
Palladium	5,130,629	4
Total:	556,335,757

Convertible Notes
Coventry Enterprises	2,094,299	3
Alpha Capital	1,930,000	4
Palladium	60,500	4
EMA	106,500	5
Total:	4,191,299

a) Common Stock Purchase Warrant (the “Warrant”) which entitles Coventry to subscribe for and purchase from the Company, up to 15,000,000 shares of common stock of the Company at exercise prices between $0.003 and $0.05 for a period of five years. The exercise price is subject to adjustments as provided in the Warrant. Under certain circumstances, the Holder is also permitted a cashless exercise.

b) The Series A Preferred Stock is convertible into nine (9) times the number of common stock outstanding until the closing of a Qualified Financing (i.e. the sale and issuance of the Company’s equity securities that results in gross proceeds in excess of $2,500,000). The number of shares of common stock issued on conversion of preferred stock is based on the ratio of the number of shares of preferred stock converted to the total number of shares of preferred stock outstanding at the date of conversion multiplied by nine (9) times the number of common stock outstanding at the date of conversion.

Schedule 3.1(h)

SEC Reports; Financial Statements

[1]  Please see Annex A of the Company’s Definitive Schedule 14C filed on April 30, 2014.

[2]  Please see the Company’s Form 10Q Quarterly Report for the periods ended March 31, 2015, June 30, 2015, September 30, 2015 and March 31, 2016.

[3]  Please see the Company’s Form 10Q Quarterly Report for the period ended March 31, 2015, and Form 8K’s filed on January 22, 2015, March 6, 2015, March 27, 2015, April 3, 2015, June 9, 2015, June 26, 2015, August 11, 2015, May 13, 2016, June 3, 2016, June 23, 2016, July 13, 2016, August 10, 2016, August 25, 2016, and September 16, 2016.

[4]  Please see the Company’s Form 8K's filed on August 11, 2015, July 13, 2016, August 10, 2016, August 25, 2016, and September 16, 2016 and Form 8K(A) filed on September 1, 2015.

[5]   Please see the Company’s Form 8K filed on April 22, 2016.

 Schedule 3.1(g)

SCHEDULE 3.1(i)

None.

Schedule 3.1(i)

SCHEDULE 3.1(s)

The Company is obligated to pay Palladium Capital Advisors, LLC upon each Closing the following compensation:

$ amount divided by conversion price x4%

First Closing $360,000 divided by .0025 x4%= 5,760,000 shares.

Schedule 3.1(s)

SCHEDULE 3.1(u)

None.

Schedule 3.1(u)

SCHEDULE 3.1(y)

None.

Schedule 3.1(y)

SCHEDULE 3.1(z)

None.

Schedule 3.1(z)

SCHEDULE 3.1(cc)

Manning Elliot LLP
Ryan Ayre, CPA, CA, CPA (Washington)
Partner
Phone: 604-714-3672
Fax: 604-714-3669

Schedule 3.1(cc)

SCHEDULE 3.1(ll)

None.

Schedule 3.1(ll)

SCHEDULE 3.1(rr)

None.

Schedule 3.1(rr)

SCHEDULE 4.9

$750,000 to be funded to Hang With as follows:

$225,000 on the initial Closing Date payment out of gross Subscription Amount of $465,000

$175,000 following the November 2016 payment out of gross Subscription Amount of $375,000

$175,000 following the December 2016 payment out of gross Subscription Amount of $375,000

$175,000 following the January 2017 payment out of gross Subscription Amount of $375,000

The Company will use the net proceeds of the Closings following an aggregate of $750,000 of payments to Hang With (up to $865,000 in the aggregate) for working capital purposes.

Schedule 4.9

SCHEDULE 4.13

On November 22, 2011, the Board of Directors of Titan Iron Ore Corp. (see Note 1) approved a stock option plan (“2011 Stock Option Plan”), the purpose of which is to enhance the Company’s stockholder value and financial performance by attracting, retaining and motivating the Company’s officers, directors, key employees, consultants and its affiliates and to encourage stock ownership by such individuals by providing them with a means to acquire a proprietary interest in the Company’s success through stock ownership. Under the 2011 Stock Option Plan, officers, directors, employees and consultants who provide services to the Company may be granted options to acquire common shares of the Company. The aggregate number of options authorized by the plan shall not exceed 4,974 common shares of the Company.

The following table summarizes the options outstanding and exercisable under the 2011 Stock Option Plan as of December 31, 2015:

	Option Price
Expiry Date	Per Share	Number
December 21, 2021	1,680	1,725
June 21, 2022	400	500
June 25, 2023	134	850
	$1,044	3,075

The Board of Directors and the stockholders holding a majority of the voting power approved a 2014 Equity Incentive Plan (the “2014 Plan”) on February 28, 2014, with a to be determined effective date. The purpose of the 2014 Plan is to assist the Company and its affiliates in attracting, retaining and providing incentives to employees, directors, consultants and independent contractors who serve the Company and its affiliates by offering them the opportunity to acquire or increase their proprietary interest in the Company and to promote the identification of their interests with those of the stockholders of the Company. The 2014 Plan will also be used to make grants to further reward and incentivize current employees and others.

There are 120,679 shares of common stock reserved for issuance under the 2014 Plan. The Board shall have the power and authority to make grants of stock options to employees, directors, consultants and independent contractors who serve the Company and its affiliates. Any stock options granted under the 2014 Plan shall have an exercise price equal to or greater than the fair market value of the Company’s shares of common stock. Unless otherwise determined by the Board of Directors, stock options shall vest over a four year period with 25% being vested after the end of one (1) year of service and the remainder vesting equally over a 36 month period. The Board may award options that may vest based upon the achievement of certain performance milestones. As of December 31, 2015, no options have been awarded under the 2014 Plan.

Schedule 4.13

The following table summarizes the Company’s stock options outstanding and exercisable:

	Number of Options	Weighted Average Exercise Price $	Weighted-Average Remaining Contractual Term (years)	Aggregate Intrinsic Value $
Stock options of the Company outstanding and exercisable at the Merger	3,075	1,044	7.57	-
Outstanding, December 31, 2015 and 2014	3,075	1,044	7.57	-
Exercisable, December 31, 2015 and 2014	3,075	1,044	7.57	-

Schedule 4.13

SCHEDULE 5.2

$25,000 to be funded as follows:

$10,000 following the initial Closing Date payment of $465,000

$5,000 following the November 2016 payment of $375,000

$5,000 following the December 2016 payment of $375,000

$5,000 following the January 2017 payment of $375,000

Schedule 5.2

EXHIBIT E

ACCREDITED INVESTOR QUESTIONNAIRE
IN CONNECTION WITH INVESTMENT IN CONVERTIBLE NOTE
FRIENDABLE, INC.,
A NEVADA CORPORATION
PURSUANT TO SECURITIES PURCHASE AGREEMENT DATED SEPTEMBER ___, 2016

TO :
Palladium Capital Advisors LLC

10 Rockefeller Plaza, Suite 909

New York, NY 10020
INSTRUCTIONS
PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable”, so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.
Your answers will be kept strictly confidential at all times. However, Palladium Capital Advisors LLC (the “Company”) may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of securities of the Company will not result in a violation of the registration provisions of the Securities Act of 1933, as amended, or a violation of the securities laws of any state.
1.            Please provide the following information:
Name: _______________________________________________________________________________________________________________________
Name of additional purchaser: ____________________________________________________________________________________________________
 (Please complete information in Question 5)

Date of birth, or if other than an individual, year of organization or incorporation:

_____________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

2.            Residence address, or if other than an individual, principal office address:

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________
Telephone number:   _____________________________________________________________________________________________________________
Social Security Number: _________________________________________________________________________________________________________

Exhibit E

Taxpayer Identification Number: ___________________________________________________________________________________________________
3.           Business address: _____________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________
Business telephone number: _______________________________________________________________________________________________________
4.           Send mail to:                                            Residence ______                                                       Business _______
5.            With respect to tenants in common, joint tenants and tenants by the entirety, complete only if information differs from that above:
Residence address: ______________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________
Telephone number: _______________________________________________________________________________________________________________
Social Security Number: __________________________________________________________________________________________________________
Taxpayer Identification Number: ____________________________________________________________________________________________________
Business address: ________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
Business telephone number: ________________________________________________________________________________________________________
Send Mail to:                                            Residence _______                                                       Business _______
6.            Please describe your present or most recent business or occupation and indicate such information as the nature of your employment, how long you have been employed there, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g. dollar volume, industry rank, etc.) of such activities:
_______________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________

Exhibit E

7.            Please state whether you (i) are associated with or affiliated with a member of the Financial Industry Regulatory Association, Inc. (“FINRA”), (ii) are an owner of stock or other securities of FINRA member (other than stock or other securities purchased on the open market), or (iii) have made a subordinated loan to any FINRA member:

_______	_______
Yes	No

If you answered yes to any of (i) – (iii) above, please indicate the applicable answer and briefly describe the facts below:

______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
8A.            Applicable to Individuals ONLY. Please answer the following questions concerning your financial condition as an Accredited Investor (within the meaning of Rule 501 of Regulation D). If the purchaser is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response and must answer any other question fully, indicating to which individual such answer applies. If the purchaser is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

8.1            Does your net worth* (or joint net worth with your spouse) exceed $1,000,000?

_______	_______
Yes	No
8.2            Did you have an individual income** in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of the two most recent years and do you reasonably expect to reach the same income level in the current year?

_______	_______
Yes	No
8.3            Are you an executive officer of the Company?

_______	_______
Yes	No
* For purposes hereof, net worth shall be deemed to include ALL of your assets, liquid or illiquid MINUS any liabilities.
** For purposes hereof, the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income”. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

Exhibit E

8.B            Applicable to Corporations, Partnerships, Trusts, Limited Liability Companies and other Entities ONLY:
The purchaser is an Accredited Investor because the purchaser falls within at least one of the following categories (Check all appropriate lines):
___ (i) a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;
___ (ii) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;
___ (iii) an insurance company as defined in Section 2(13) of the Act;
___ (iv) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Act”) or a business development company as defined in Section 2(a)(48) of the Investment Act;
___ (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;
___ (vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;
___ (vii) an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (the “Employee Act”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or a self-directed plan the investment decisions of which are made solely by persons that are Accredited Investors;
___ (viii) a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;
___  (ix) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
___ (x) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, as described in Rule 506(b)(2)(ii) promulgated under the Act, who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

Exhibit E

___ (xi) an entity in which all of the equity investors are persons or entities described above (“Accredited Investors”). ALL EQUITY OWNERS MUST COMPLETE “EXHIBIT A” ATTACHED HERETO.
9.A            Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?
_______	_______
Yes	No
ANSWER QUESTION 9B ONLY IF THE ANSWER TO QUESTION 9A WAS “NO.”
9.B            If the answer to Question 9A was “NO,” do you have a financial or investment adviser (a) that is acting in the capacity as a purchaser representative and (b) who has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

_______	_______
Yes	No

If you have a financial or investment adviser(s), please identify each such person and indicate his or her business address and telephone number in the space below. (Each such person must complete, and you must review and acknowledge, a separate Purchaser Representative Questionnaire which will be supplied at your request).

__________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________
10.            You have the right, will be afforded an opportunity, and are encouraged to investigate the Company and review relevant factors and documents pertaining to the officers of the Company, and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company.
Have you or has your purchaser representative, if any, conducted any such investigation, sought such documents or asked questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?
_______	_______
Yes	No
If so, briefly describe: ________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________
If so, have you completed your investigation and/or received satisfactory answers to your questions?
_______	_______
Yes	No
11.            Do you understand the nature of an investment in the Company and the risks associated with such an investment?

Exhibit E

_______	_______
Yes	No
12.            Do you understand that there is no guarantee of any financial return on this investment and that you will be exposed to the risk of losing your entire investment?

_______	_______
Yes	No
13.            Do you understand that this investment is not liquid?

_______	_______
Yes	No

14.            Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

_______	_______
Yes	No
15.            Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Interests?
_______	_______
Yes	No
16.            Do you have a “pre-existing relationship” with the Company or any of the officers of the Company?
_______	_______
Yes	No
(For purposes hereof, “pre-existing relationship” means any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists.)
If so, please name the individual or other person with whom you have a pre-existing relationship and describe the relationship:
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________

Exhibit E

17.       Exceptions to the representations and warranties made in Section 3.2 of the Securities Purchase Agreement (if no exceptions, write “none” – if left blank, the response will be deemed to be “none”): ___________________________________________________
___________________________________________________________________________________________________________________________
Dated: __________________, 2016
If purchaser is one or more individuals (all individuals must sign):
________________________________________________________________________________________________________________________________
(Type or print name of prospective purchaser)

________________________________________________________________________________________________________________________________
Signature of prospective purchaser

________________________________________________________________________________________________________________________________
Social Security Number

________________________________________________________________________________________________________________________________
(Type or print name of additional purchaser)

________________________________________________________________________________________________________________________________
Signature of spouse, joint tenant, tenant in common or other signature, if required

________________________________________________________________________________________________________________________________
Social Security Number

 Exhibit E

Annex A

Definition of Accredited Investor
The securities will only be sold to investors who represent in writing in the Securities Purchase Agreement that they are Accredited Investors, as defined in Regulation D, Rule 501 under the Act which definition is set forth below:
1.            A natural person whose net worth, or joint net worth with spouse, at the time of purchase exceeds $1 million (excluding home); or
2.            A natural person whose individual gross income exceeded $200,000 or whose joint income with that person’s spouse exceeded $300,000 in each of the last two years, and who reasonably expects to exceed such income level in the current year; or
3.            A trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person described in Regulation D; or
4.            A director or executive officer of the Company; or
5.            The investor is an entity, all of the owners of which are Accredited Investors; or
6.            (a) bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance Company as defined in Section 2(13) of the Act, (d) an investment Company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of such Act, (e) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) an employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, if such plan has total assets in excess of $5 million, (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Securities Act of 1974, and the employee benefit plan has assets in excess of $5 million, or the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, that is either a bank, savings and loan institution, insurance Company, or registered investment advisor, or, if a self-directed plan, with an investment decisions made solely by persons that are Accredited Investors, (h) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or (i) an organization described in Section 501(c)(3) of the Internal Revenue code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with assets in excess of $5 million.

 Exhibit E

EXHIBIT “A” TO ACCREDITED INVESTOR QUESTIONNAIRE

ACCREDITED CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, TRUSTS OR OTHER ENTITIES INITIALING QUESTION 8B(xi) MUST PROVIDE THE FOLLOWING INFORMATION.
I hereby certify that set forth below is a complete list of all equity owners in __________________ [NAME OF ENTITY], a   [TYPE OF ENTITY] formed pursuant to the laws of the State of . I also certify that EACH SUCH OWNER HAS INITIALED THE SPACE OPPOSITE HIS OR HER NAME and that each such owner understands that by initialing that space he or she is representing that he or she is an accredited individual investor satisfying the test for accredited individual investors indicated under “Type of Accredited Investor.”

signature of authorized corporate officer, general partner or trustee

Name of Equity Owner                                                                           Type of Accredited Investor1

1. ________________________________________________________________________________________________________________________________
2. ________________________________________________________________________________________________________________________________
3. ________________________________________________________________________________________________________________________________
4. ________________________________________________________________________________________________________________________________
5. ________________________________________________________________________________________________________________________________
6. ________________________________________________________________________________________________________________________________
7. ________________________________________________________________________________________________________________________________
8. ________________________________________________________________________________________________________________________________
9. ________________________________________________________________________________________________________________________________
10. _______________________________________________________________________________________________________________________________

1            Indicate which Subparagraph of 8.1 - 8.3 the equity owner satisfies.

  Exhibit E

RULE 506 BAD ACTOR DISQUALIFICATION QUESTIONNAIRE

_______________________________________	______________ ___, 2016
Name

Friendable, Inc. (the “Company”) is about to close a private placement of convertible Notes and warrants pursuant to the terms of a Securities Purchase Agreement. Under an SEC Rule effective September 23, 2013, the Company is requesting each director and executive officer to complete and execute this questionnaire. Please answer yes or no to all questions listed below.

DEFINITION OF PROMOTERS

Under the Securities Act of 1933 (the “Act”) Rule 405 defines a promoter as any person—individual or legal entity—that either alone or with others, directly or indirectly takes initiative in founding the business or enterprise of the issuer, or, in connection with such founding or organization, directly or indirectly receives 10% or more of any class of issuer securities or 10% or more of the proceeds from the sale of any class of issuer securities (other than securities received solely as underwriting commissions or solely in exchange for property).  The test considers activities “alone or together with others, directly or indirectly”; therefore, the result does not change if there are other legal entities (which may themselves be promoters) in the chain between that person and the issuer.

DEFINITION OF INVESTMENT MANAGERS AND PRINCIPALS OF POOLED INVESTMENT FUND ISSUERS

For issuers that are pooled investment funds, the rule covers investment advisers and other investment managers of the fund; the directors, general partners, managing members, executive officers and other officers participating in the offering of such investment managers; and the directors, executive officers and other officers participating in the offering of the investment managers’ general partners or managing members.

DEFINITION OF COMPENSATED SOLICITORS

Persons compensated for soliciting investors as well as their directors, general partners, managing members, executive officers and officers participating in the offering.  This category covers any persons compensated for soliciting investors but will typically involve broker-dealers and other intermediaries.

DEFINITION OF DIRECTORS, GENERAL PARTNERS AND MANAGING MEMBERS OF THE ISSUER

Members of the Board of Directors (for issuers that are corporations), general partners (for issuers that are partnerships) and managing members (for issuers that are limited liability companies).

DEFINITION OF EXECUTIVE OFFICERS AND PARTICIPATING OFFICERS OF THE ISSUER

The term “executive officer” means a company’s president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function or any other person who performs similar policy-making functions. The term “officer” means a president, vice president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer, as well as any person who routinely performs corresponding functions.  Participation in an offering would have to be more than transitory or incidental involvement, and could include activities such as participation or involvement in due diligence activities, involvement in the preparation of disclosure documents, and communication with the issuer, prospective investors or other offering participants.

DEFINITION OF 20% BENEFICIAL OWNERS OF THE ISSUER

Beneficial owners of 20% or more of the issuer’s outstanding equity securities, calculated on the basis of total voting power rather than on the basis of ownership of any single class of securities.

NOTE ON REFERENCES TO THE COMPANY

All references to the Company made herein include its predecessors and affiliated issuers.

 Exhibit E

1.           Criminal Convictions: Within the past 10 years (or five years, in the of case the Company), have you or the Company been convicted of any felony or misdemeanor
(a)           In connection with the purchase or sale of a security
YES ___          NO ___
(b)           Involving the making of a false filing with the Securities and Exchange Commission (the “SEC”)
YES ___          NO ___
(c)           Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.
YES___           NO ___

2.           Court injunctions and restraining orders: Within the past five years, have you or the Company been the subject of a court injunction or restraining order
(a)           In connection with the purchase or sale of a security
YES ___          NO ___
(b)           Involving the making of a false filing with the SEC
YES ___          NO ___
(c)           Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.
YES ___          NO ___

3.           Final orders of certain state and federal regulators: Have you or the Company been the subject of any final orders of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission and the National Credit Union Administration that
(a)           Bar you or the Company from associating with a regulated entity, engaging in the business of securities, insurance or banking, or engaging in savings association or credit union activities or
YES ___          NO ___

  Exhibit E

(b) Are based on a violation of a law or regulation that prohibits fraudulent, manipulative, or deceptive conduct and were issued within the last 10 years

YES ___          NO ___

4.           SEC disciplinary orders: Are you or the Company currently the subject of any SEC disciplinary orders relating to brokers, dealers, municipal securities dealers, investment companies, and investment advisers and their associated persons under Section 15(b) or 15B(c) of the Securities Exchange Act of 1934, or Section 203(e) or (f) of the Investment Advisers Act that

(a) Suspends or revokes your or the Company’s registration as a broker, dealer, municipal securities dealer or investment adviser

YES ___          NO ___
(1) Places limitations on your or the Company’s activities, functions or operations

YES ___          NO ___

(2) Bars you or the Company from being associated with any entity or from participating in the offering of any penny stock

YES ___          NO ___

5.           SEC cease-and-desist orders: Within the last five years, have you or the Company been the subject of SEC orders to cease and desist from committing or causing a violation or future violations of
(a) The scienter-based anti-fraud provisions of the federal securities laws
YES ___          NO ___
(b) Section 5 of the Act
YES ___          NO ___

6.           Suspension or expulsion from membership in an SRO or from association with an SRO member: Have you or the Company been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization or “SRO” (i.e., a registered national securities exchange or national securities association, such as FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

YES ___          NO ___

7.           SEC stop orders:
(a) Within the last five years, have you, as an officer or director of an issuer, or the Company filed a registration statement or Regulation A offering statement that was the subject of a SEC refusal order, stop order or order suspending the Regulation A exemption, or are you now the subject of an investigation or proceeding to determine whether such an order should be issued.
YES ___          NO ___

 Exhibit E

(b) Within the last five years, have you or the Company been, or been named as, an underwriter of securities under a registration statement or Regulation A offering statement that was the subject of a Commission refusal order, stop order or order suspending the Regulation A exemption, or are you now the subject of an investigation or proceeding to determine whether such an order should be issued.
YES ___          NO ___

8.           U.S. Postal Service false representation orders: Within the last five years have you or the Company been subject to a U. S Postal Service false representation order, temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

YES ___          NO ___

The foregoing answers are true and correct in all respects. I understand that a “yes” answer will disqualify the issuer from relying on exemption under Rule 506 under the Securities Act of 1933.

Dated: _______________, 201_	___________________________________
Signature

Exhibit E